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                                                                   Exhibit 10.50

              AMENDMENT NO. 9 TO AMENDED AND RESTATED BUSINESS LOAN
                                    AGREEMENT

           This Amendment No. 9 to Amended and Restated Business Loan Agreement dated as of May 31, 2002 (this "Amendment") is executed with reference to the Amended and Restated Business Loan Agreement dated as of April 30, 2001 (as amended, the "Loan Agreement") among Bank of America, N.A. (the "Bank"), IMPCO Technologies, Inc. (the "Borrower") and Quantum Fuel Systems Technologies Worldwide, Inc. (under its former name, Quantum Technologies, Inc.) (the "Subsidiary Borrower").

           The parties hereby agree to amend the Loan Agreement as follows:

      1. Defined Terms. All initially capitalized terms used in this Amendment without definition shall have the respective meanings assigned thereto in the Loan Agreement.

      2. Amendment to Section 1.2. Section 1.2 of the Loan Agreement is hereby amended by deleting the reference to "May 31, 2002" and substituting in place thereof a reference to "June 30, 2002".

      3. Amendment to Section 2.3(b). Section 2.3(b) of the Loan Agreement is hereby amended by deleting the reference to "May 31, 2002" and substituting in place thereof a reference to "June 30, 2002".

      4. Amendment to Section 3.4(b). Section 3.4(b) of the Loan Agreement is hereby amended by deleting the reference to "May 31, 2002" and substituting in place thereof a reference to "June 30, 2002".

      5. Investments in Subsidiary Borrower. Pursuant to Amendment No. 8 to Amended and Restated Business Loan Agreement, dated as of March 31, 2002 among the parties hereto, Borrower's aggregate investments in Subsidiary Borrower were not to exceed Three Million Dollars ($3,000,000) during the period from March 31, 2002 through the earlier of May 31, 2002 or the day upon which Borrower successfully spins off Subsidiary Borrower. It is hereby agreed that Borrower's aggregate investments in Subsidiary Borrower during the period from March 31, 2002 through June 30, 2002 shall not exceed Four Million Five Hundred Thousand Dollars ($4,500,000).

      6. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon receipt by the Bank of all of the following:

           a.  Counterparts of this Amendment executed by all parties hereto;

           b. Payment of the Bank's legal fees and expenses of its counsel, including any outstanding invoices; and

           c. Such other assurances, certificates, documents, consents or opinions as the Bank reasonably may require.

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      7.   Representations and Warranties. The Borrower hereby represents and warrants that no default under Section 13 of the Loan Agreement has occurred and remains continuing.

      8. Counterparts. This Amendment may be executed in counterparts in accordance with Section 14.12 of the Loan Agreement.

      9.   Confirmation. In all other respects, the Loan Agreement is confirmed.

           IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

                                       IMPCO TECHNOLOGIES, INC.


                                       By: /s/ W. Brian Olson
                                           ------------------

                                       Title:  CFO
                                             ------------



                                       QUANTUM FUEL SYSTEMS
                                       TECHNOLOGIES WORLDWIDE, INC.
                                       (formerly known as Quantum Technologies,
                                       Inc.)


                                       By: /s/ Alan Niedzwiecki
                                           --------------------

                                       Title:  President
                                               ---------



                                       BANK OF AMERICA, N.A.


                                       By: /s/ David P. Maiorella
                                           ----------------------
                                       David P. Maiorella, Vice President

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